SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 12, 2002
                                                           -------------



                              JACK IN THE BOX INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                1-9390                     95-2698708
 ------------------------------------------------------------------------------
 (State of Incorporation)    (Commission File   (I.R.S. Employer Identification
                                  Number)                     Number)



9330 BALBOA AVENUE, SAN DIEGO, CA                               92123
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(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (858) 571-2121
                                                           --------------






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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

ITEM  7(c)  Exhibits. The following exhibits are filed with this report.
            ---------

Number           Description
------           -----------

99.1             Statement Under Oath of Principal Executive Officer Regarding
                   Facts and Circumstances Relating to Exchange Act Filings
99.2             Statement Under Oath of Principal Financial Officer Regarding
                   Facts and Circumstances Relating to Exchange Act Filings


ITEM 9.     REGULATION FD DISCLOSURE

     Pursuant to SEC Order No. 4-460, Jack in the Box Inc. is furnishing herewith the Statements Under Oath of its Principle Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings as Exhibits 99.1 and 99.2, respectively, which are included herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           By:  JOHN F. HOFFNER
                                                ----------------------
                                                John F. Hoffner
                                                Executive Vice President
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                (Duly Authorized Signatory)


Date:  August 12, 2002

                                  EXHIBIT INDEX

Number     Description
------     -----------

99.1       Statement Under Oath of Principal Executive Officer Regarding Facts
             and Circumstances Relating to Exchange Act Filings
99.2       Statement Under Oath of Principal Financial Officer Regarding Facts
             and Circumstances Relating to Exchange Act Filings